Exhibit 99.1
SUPPLEMENTAL HISTORICAL SEGMENT FINANCIAL INFORMATION AND SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
Unless the context otherwise requires, the terms “we,” “us,” “our,” “Kraft Heinz,” and the “Company” each refer to The Kraft Heinz Company and all of its consolidated subsidiaries. Unless the context otherwise requires, references to years and quarters contained herein pertain to our fiscal years and fiscal quarters.
Forward-Looking Statements
This supplemental information contains a number of forward-looking statements. Words such as “believe,” “evaluate,” “expect,” “grow,” “plan,” “reflect,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, and dividends. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control.
Important factors that may affect our business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; our ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in our relationships with significant customers or suppliers, or in other business relationships; our ability to maintain, extend, and expand our reputation and brand image; our ability to leverage our brand value to compete against private label products; our ability to drive revenue growth in our key product categories or platforms, increase our market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; climate change and legal or regulatory responses; our ability to identify, complete, or realize the benefits from strategic acquisitions, divestitures, alliances, joint ventures, or investments; our ability to successfully execute our strategic initiatives; the impacts of our international operations; our ability to protect intellectual property rights; our ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve our competitiveness; the influence of our largest stockholder; our level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in our credit rating; the impact of sales of our common stock in the public market; the impact of our share repurchases or any change in our share repurchase activity; our ability to continue to pay a regular dividend and the amounts of any such dividends; disruptions in the global economy caused by geopolitical conflicts, unanticipated business disruptions and natural events in the locations in which we or our customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and various other nations where we do business (including inflationary pressures, instability in financial institutions, general economic slowdown, recession, or a potential U.S. federal government shutdown); changes in our management team or other key personnel and our ability to hire or retain key personnel or a highly skilled and diverse global workforce; our dependence on information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations and the final determination of tax audits, including transfer pricing matters, and any related litigation; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect our forward-looking statements, see Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 30, 2023. We disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statement in this supplemental information, except as required by applicable law or regulation.

Introduction
Background:
In the first quarter of 2024, we reorganized our segments and management changed the primary measure utilized to evaluate segment performance. For informational purposes only, we have provided this supplemental information to present the effects of these changes to certain previously disclosed financial information, including certain unaudited information related to our results of operations by segment and non-GAAP financial measures, as well as to present the new segment profitability measure for the years ended December 30, 2023, December 31, 2022, and December 25, 2021, as well as each of the quarters ended December 30, 2023, September 30, 2023, July 1, 2023, and April 1, 2023. These changes had no impact on our condensed consolidated financial statements for any of the periods presented in our Quarterly Reports on Form 10-Q or our consolidated financial statements for any of the periods presented in our Annual Report on Form 10-K for the year ended December 30, 2023 filed on February 15, 2024 (“2023 Form 10-K”).
The following unaudited financial information is based on our historical financial statements after giving effect to the segment reorganization and the change in the measure of segment profitability in the first quarter of 2024. You should read this supplemental information together with our audited consolidated financial statements and related Notes to Consolidated Financial Statements in our 2023 Form 10-K. The financial information contained in this supplemental information is not indicative of future or annual results.
Change in Segments:
As previously described in our 2023 Form 10-K, prior to the reorganization of our segments in the first quarter of 2024, we managed and reported our operating results through two reportable segments defined by geographic region: North America and International.
In the first quarter of 2024, our internal reporting and reportable segments changed. We divided our International segment into three operating segments — Europe and Pacific Developed Markets (“International Developed Markets”), West and East Emerging Markets (“WEEM”), and Asia Emerging Markets (“AEM”) — to enable enhanced focus on the different strategies required for each of these regions as part of our long-term strategic plan.
Subsequently, we manage our operating results through four operating segments. We have two reportable segments defined by geographic region: North America and International Developed Markets. Our two remaining operating segments, consisting of WEEM and AEM, are combined and disclosed as Emerging Markets.
Change in Measure of Segment Profitability:
In the first quarter of 2024, following changes to our segments, management reevaluated and changed the primary measure utilized to evaluate segment profitability from Segment Adjusted EBITDA to Segment Adjusted Operating Income. This change is expected to allow management to better evaluate segment performance in line with our long-term strategic plan. Management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and Segment Adjusted Operating Income. Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for additional information.
As part of the segment reorganization, management reallocated certain corporate expenses previously reported within our International segment to general corporate expenses. This reflects management’s approach to centrally manage these expenses. We have reflected this reallocation in all historical periods presented.
Results of Operations by Segment
In this supplemental information, in addition to results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we disclose certain non-GAAP financial measures. These non-GAAP financial measures assist management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our underlying operations. See the Non-GAAP Financial Measures section for additional information and reconciliations from GAAP financial measures.

Management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and Segment Adjusted Operating Income. Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for additional information. Segment Adjusted Operating Income is defined as operating income/(loss) excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, and certain non-ordinary course legal and regulatory matters. Segment Adjusted Operating Income for Emerging Markets, which represents the aggregation of our WEEM and AEM operating segments, is defined and presented consistently with the Segment Adjusted Operating Income of our reportable segments — North America and International Developed Markets. Segment Adjusted Operating Income is a financial measure that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations. Management also uses Segment Adjusted Operating Income to allocate resources.

	2023 Compared to 2022		2022 Compared to 2021
	For the Year Ended
	December 30, 2023	December 31, 2022	December 31, 2022	December 25, 2021
	(in millions)
North America
Net sales	$20,126	$20,340	$20,340	$20,351
Organic Net Sales(a)	20,191	19,983	20,050	18,361
Segment Adjusted Operating Income	5,050	4,735	4,735	4,953
International Developed Markets
Net sales	3,623	3,401	3,401	3,405
Organic Net Sales(a)	3,631	3,315	3,655	3,350
Segment Adjusted Operating Income	522	522	522	642
Emerging Markets(b)
Net sales	2,891	2,744	2,744	2,286
Organic Net Sales(a)	2,952	2,591	2,544	2,206
Segment Adjusted Operating Income	376	319	319	286
(a)     Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.
(b) Emerging Markets represents the aggregation of our WEEM and AEM operating segments.

	For the Three Months Ended
	December 30, 2023	September 30, 2023	July 1, 2023	April 1, 2023

North America
Net sales	$5,167	$4,995	$5,079	$4,885
Organic Net Sales(a)	5,168	5,009	5,103	4,911
Segment Adjusted Operating Income	1,349	1,245	1,247	1,209
International Developed Markets
Net sales	948	883	932	860
Organic Net Sales(a)	912	852	948	919
Segment Adjusted Operating Income	146	129	140	107
Emerging Markets(b)
Net sales	745	692	710	744
Organic Net Sales(a)	768	721	726	737
Segment Adjusted Operating Income	90	88	97	101
(a)     Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.
(b) Emerging Markets represents the aggregation of our WEEM and AEM operating segments.

Non-GAAP Financial Measures
The non-GAAP financial measures we provide in this supplemental information should be viewed in addition to, and not as an alternative for, results prepared in accordance with GAAP.
To supplement the GAAP financial information provided, we have presented Organic Net Sales, Adjusted Operating Income, and Constant Currency Adjusted Operating Income, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, operating income/(loss), or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.
Management uses these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our underlying operations. We believe that Organic Net Sales, Adjusted Operating Income, and Constant Currency Adjusted Operating Income provide important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis. Management believes that presenting our non-GAAP financial measures (i.e., Organic Net Sales, Adjusted Operating Income, and Constant Currency Adjusted Operating Income) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. We calculate the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate.
Adjusted Operating Income is defined as operating income/(loss) excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, and certain non-ordinary course legal and regulatory matters. We also present Adjusted Operating Income on a constant currency basis. We calculate the impact of currency on Adjusted Operating Income by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate.

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Year Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	53rd Week	Organic Net Sales
December 30, 2023
North America	$20,126	$(65)	$—	$—	$20,191
International Developed Markets	3,623	(15)	7	—	3,631
Emerging Markets	2,891	(88)	27	—	2,952
Kraft Heinz	$26,640	$(168)	$34	$—	$26,774

December 31, 2022
North America	$20,340	$—	$—	$357	$19,983
International Developed Markets	3,401	—	30	56	3,315
Emerging Markets	2,744	82	30	41	2,591
Kraft Heinz	$26,485	$82	$60	$454	$25,889

Year-over-year growth rates
North America	(1.0)%	(0.3) pp	0.0 pp	(1.7) pp	1.0%
International Developed Markets	6.5%	(0.5) pp	(0.7) pp	(1.8) pp	9.5%
Emerging Markets	5.4%	(6.6) pp	(0.2) pp	(1.7) pp	13.9%
Kraft Heinz	0.6%	(0.9) pp	(0.1) pp	(1.8) pp	3.4%

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Year Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	53rd Week	Organic Net Sales
December 31, 2022
North America	$20,340	$(67)	$—	$357	$20,050
International Developed Markets	3,401	(385)	75	56	3,655
Emerging Markets	2,744	(45)	204	41	2,544
Kraft Heinz	$26,485	$(497)	$279	$454	$26,249

December 25, 2021
North America	$20,351	$—	$1,990	$—	$18,361
International Developed Markets	3,405	—	55	—	3,350
Emerging Markets	2,286	26	54	—	2,206
Kraft Heinz	$26,042	$26	$2,099	$—	$23,917

Year-over-year growth rates
North America	(0.1)%	(0.4) pp	(10.8) pp	1.9 pp	9.2%
International Developed Markets	(0.1)%	(11.3) pp	0.4 pp	1.7 pp	9.1%
Emerging Markets	20.0%	(3.4) pp	6.2 pp	1.8 pp	15.4%
Kraft Heinz	1.7%	(2.0) pp	(8.0) pp	1.9 pp	9.8%

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	53rd Week	Organic Net Sales
December 30, 2023
North America	$5,167	$(1)	$—	$—	$5,168
International Developed Markets	948	36	—	—	912
Emerging Markets	745	(23)	—	—	768
Kraft Heinz	$6,860	$12	$—	$—	$6,848

December 31, 2022
North America	$5,684	$—	$—	$357	$5,327
International Developed Markets	946	—	6	56	884
Emerging Markets	751	25	1	41	684
Kraft Heinz	$7,381	$25	$7	$454	$6,895

Year-over-year growth rates
North America	(9.1)%	0.0 pp	0.0 pp	(6.1) pp	(3.0)%
International Developed Markets	0.1%	3.8 pp	(0.6) pp	(6.2) pp	3.1%
Emerging Markets	(0.7)%	(6.6) pp	(0.1) pp	(6.3) pp	12.3%
Kraft Heinz	(7.1)%	(0.2) pp	(0.1) pp	(6.1) pp	(0.7)%

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
September 30, 2023
North America	$4,995	$(14)	$—	$5,009
International Developed Markets	883	31	—	852
Emerging Markets	692	(29)	—	721
Kraft Heinz	$6,570	$(12)	$—	$6,582

September 24, 2022
North America	$5,016	$—	$—	$5,016
International Developed Markets	805	—	4	801
Emerging Markets	684	21	8	655
Kraft Heinz	$6,505	$21	$12	$6,472

Year-over-year growth rates
North America	(0.4)%	(0.3) pp	0.0 pp	(0.1)%
International Developed Markets	9.7%	3.8 pp	(0.6) pp	6.5%
Emerging Markets	1.0%	(7.6) pp	(1.3) pp	9.9%
Kraft Heinz	1.0%	(0.5) pp	(0.2) pp	1.7%

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
July 1, 2023
North America	$5,079	$(24)	$—	$5,103
International Developed Markets	932	(16)	—	948
Emerging Markets	710	(24)	8	726
Kraft Heinz	$6,721	$(64)	$8	$6,777

June 25, 2022
North America	$5,039	$—	$—	$5,039
International Developed Markets	831	—	6	825
Emerging Markets	684	20	10	654
Kraft Heinz	$6,554	$20	$16	$6,518

Year-over-year growth rates
North America	0.8%	(0.5) pp	0.0 pp	1.3%
International Developed Markets	12.2%	(1.9) pp	(0.9) pp	15.0%
Emerging Markets	3.9%	(6.7) pp	(0.4) pp	11.0%
Kraft Heinz	2.6%	(1.2) pp	(0.2) pp	4.0%

The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
April 1, 2023
North America	$4,885	$(26)	$—	$4,911
International Developed Markets	860	(66)	7	919
Emerging Markets	744	(12)	19	737
Kraft Heinz	$6,489	$(104)	$26	$6,567

March 26, 2022
North America	$4,601	$—	$—	$4,601
International Developed Markets	819	—	14	805
Emerging Markets	625	16	11	598
Kraft Heinz	$6,045	$16	$25	$6,004

Year-over-year growth rates
North America	6.2%	(0.5) pp	0.0 pp	6.7%
International Developed Markets	5.0%	(8.0) pp	(1.1) pp	14.1%
Emerging Markets	19.0%	(5.3) pp	0.8 pp	23.5%
Kraft Heinz	7.3%	(2.1) pp	0.0 pp	9.4%

The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Year Ended
(dollars in millions)
(Unaudited)

	December 30, 2023	December 31, 2022	December 25, 2021
Operating income/(loss)	$4,572	$3,634	$3,460
Restructuring activities	60	74	84
Deal costs	—	9	11
Unrealized losses/(gains) on commodity hedges	1	63	17
Impairment losses	662	999	1,634
Certain non-ordinary course legal and regulatory matters	2	210	62
Adjusted Operating Income	$5,297	$4,989	$5,268

The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	December 30, 2023	September 30, 2023	July 1, 2023	April 1, 2023
Operating income/(loss)	$1,300	$653	$1,376	$1,243
Restructuring activities	35	45	(10)	(10)
Unrealized losses/(gains) on commodity hedges	54	(48)	(16)	11
Impairment losses	—	662	—	—
Certain non-ordinary course legal and regulatory matters	—	—	1	1
Adjusted Operating Income	$1,389	$1,312	$1,351	$1,245

The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	December 31, 2022	September 24, 2022	June 25, 2022	March 26, 2022
Operating income/(loss)	$1,226	$751	$542	$1,115
Restructuring activities	36	8	11	19
Deal costs	1	—	—	8
Unrealized losses/(gains) on commodity hedges	(2)	84	73	(92)
Impairment losses	—	314	630	55
Certain non-ordinary course legal and regulatory matters	210	—	—	—
Adjusted Operating Income	$1,471	$1,157	$1,256	$1,105

The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Year Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
December 30, 2023
North America	$5,050	$(14)	$5,064
International Developed Markets	522	—	522
Emerging Markets	376	(25)	401
General corporate expenses	(651)	(3)	(648)
Kraft Heinz	$5,297	$(42)	$5,339

December 31, 2022
North America	$4,735	$—	$4,735
International Developed Markets	522	—	522
Emerging Markets	319	16	303
General corporate expenses	(587)	—	(587)
Kraft Heinz	$4,989	$16	$4,973

Year-over-year growth rates
North America	6.7%	(0.3) pp	7.0%
International Developed Markets	—%	(0.1) pp	0.1%
Emerging Markets	17.6%	(14.1) pp	31.7%
General corporate expenses	11.0%	0.5 pp	10.5%
Kraft Heinz	6.2%	(1.2) pp	7.4%

The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Year Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
December 31, 2022
North America	$4,735	$(14)	$4,749
International Developed Markets	522	(78)	600
Emerging Markets	319	(5)	324
General corporate expenses	(587)	20	(607)
Kraft Heinz	$4,989	$(77)	$5,066

December 25, 2021
North America	$4,953	$—	$4,953
International Developed Markets	642	—	642
Emerging Markets	286	5	281
General corporate expenses	(613)	—	(613)
Kraft Heinz	$5,268	$5	$5,263

Year-over-year growth rates
North America	(4.4)%	(0.3) pp	(4.1)%
International Developed Markets	(18.7)%	(12.2) pp	(6.5)%
Emerging Markets	11.7%	(3.6) pp	15.3%
General corporate expenses	(4.3)%	(3.3) pp	(1.0)%
Kraft Heinz	(5.3)%	(1.6) pp	(3.7)%

The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
December 30, 2023
North America	$1,349	$—	$1,349
International Developed Markets	146	9	137
Emerging Markets	90	(6)	96
General corporate expenses	(196)	(3)	(193)
Kraft Heinz	$1,389	$—	$1,389

December 31, 2022
North America	$1,409	$—	$1,409
International Developed Markets	154	—	154
Emerging Markets	96	5	91
General corporate expenses	(188)	—	(188)
Kraft Heinz	$1,471	$5	$1,466

Year-over-year growth rates
North America	(4.2)%	0.0 pp	(4.2)%
International Developed Markets	(4.9)%	5.9 pp	(10.8)%
Emerging Markets	(7.6)%	(12.0) pp	4.4%
General corporate expenses	4.4%	1.5 pp	2.9%
Kraft Heinz	(5.6)%	(0.3) pp	(5.3)%

The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
September 30, 2023
North America	$1,245	$(4)	$1,249
International Developed Markets	129	8	121
Emerging Markets	88	(10)	98
General corporate expenses	(150)	(3)	(147)
Kraft Heinz	$1,312	$(9)	$1,321

September 24, 2022
North America	$1,077	$—	$1,077
International Developed Markets	113	—	113
Emerging Markets	75	4	71
General corporate expenses	(108)	—	(108)
Kraft Heinz	$1,157	$4	$1,153

Year-over-year growth rates
North America	15.6%	(0.4) pp	16.0%
International Developed Markets	14.6%	7.1 pp	7.5%
Emerging Markets	17.2%	(20.5) pp	37.7%
General corporate expenses	38.9%	2.8 pp	36.1%
Kraft Heinz	13.5%	(1.1) pp	14.6%

The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
July 1, 2023
North America	$1,247	$(5)	$1,252
International Developed Markets	140	(2)	142
Emerging Markets	97	(7)	104
General corporate expenses	(133)	(1)	(132)
Kraft Heinz	$1,351	$(15)	$1,366

June 25, 2022
North America	$1,207	$—	$1,207
International Developed Markets	127	—	127
Emerging Markets	75	5	70
General corporate expenses	(153)	—	(153)
Kraft Heinz	$1,256	$5	$1,251

Year-over-year growth rates
North America	3.4%	(0.4) pp	3.8%
International Developed Markets	9.8%	(2.2) pp	12.0%
Emerging Markets	30.7%	(16.4) pp	47.1%
General corporate expenses	(13.2)%	0.0 pp	(13.2)%
Kraft Heinz	7.7%	(1.4) pp	9.1%

The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
April 1, 2023
North America	$1,209	$(5)	$1,214
International Developed Markets	107	(15)	122
Emerging Markets	101	(2)	103
General corporate expenses	(172)	4	(176)
Kraft Heinz	$1,245	$(18)	$1,263

March 26, 2022
North America	$1,042	$—	$1,042
International Developed Markets	128	—	128
Emerging Markets	73	2	71
General corporate expenses	(138)	—	(138)
Kraft Heinz	$1,105	$2	$1,103

Year-over-year growth rates
North America	16.0%	(0.5) pp	16.5%
International Developed Markets	(16.8)%	(11.7) pp	(5.1)%
Emerging Markets	38.2%	(7.3) pp	45.5%
General corporate expenses	24.7%	(2.2) pp	26.9%
Kraft Heinz	12.6%	(1.9) pp	14.5%